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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 6, 2008

                            NORTH PENN BANCORP, INC.
                            ------------------------
             (Exact Name of Registrant as Specified in Its Charter)


       PENNSYLVANIA                   333-143601              26-0261305
       -----------                    ----------              ----------
(State or other jurisdiction of      (Commission             (IRS Employer
incorporation or organization)       File Number)          Identification No.)

                 216 ADAMS AVENUE, SCRANTON, PENNSYLVANIA 18503
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               (Address of principal executive offices) (Zip Code)

                                 (570) 344-6113
                                 --------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
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              APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
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              CERTAIN OFFICERS
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              On June 6, 2008, North Penn Bancorp, Inc. (the "Company") and its
wholly owned subsidiary North Penn Bank (the "Bank"), amended the amended and restated employment agreements (the "Agreement") with Frederick L. Hickman, President and Chief Executive Officer of the Company and the Bank. The amendment revises Section 6 of the Agreement to provide for indemnification for certain excise and other taxes that might be levied with respect to payments made in connection with a change in control of the Company or the Bank.

            In addition, on June 6, 2008, the Bank approved an amendment to the supplemental executive retirement agreement with Mr. Hickman to delete Section
5.1 in its entirety to avoid any conflict with the amended Agreement.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: June 10, 2008                     By /s/ Frederick L. Hickman
                                           -------------------------------------
                                           Frederick L. Hickman
                                           President and Chief Executive Officer